UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin	Texas	78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Stratus Properties Inc. (“Stratus”) and certain of its wholly-owned subsidiaries, Stratus Properties Operating Co., L.P., Circle C Land, L.P., Austin 290 Properties, Inc., The Villas at Amarra Drive, L.L.C., 210 Lavaca Holdings, L.L.C., Magnolia East 149, L.L.C., and Stratus Lakeway Center, L.L.C. (collectively with Stratus, the “Borrowers”), as borrowers, and Comerica Bank (“Comerica”), as lender entered into the Second Modification Agreement (the “Second Modification Agreement”), effective as of June 12, 2020, which amends that certain Loan Agreement dated June 29, 2018 by and between the Borrowers and Lender, as previously amended by that certain Modification Agreement effective April 14, 2020, by and between Borrowers and Comerica (as amended, the “Loan Agreement”). The Loan Agreement provides for a $60.0 million secured revolving credit facility.

The Second Modification Agreement amends the Loan Agreement to (i) extend the maturity date of the credit facility from September 27, 2020, to September 27, 2022, (ii) permit reappraisals of portions of the mortgaged property in the event of certain entitlement upgrades, and (iii) provide that Borrowers will pay an extension fee of $300,000.

After application of $13.8 million of the $15 million earnest money received from Ryman Hospitality Properties, Inc., as previously reported, to pay down a portion of the balance outstanding on the credit facility, as of June 12, 2020, the principal balance outstanding was $34.8 million, and letters of credit totaling $150 thousand were committed against the credit facility, with $25.0 million available for future borrowings.

The foregoing description of the Second Modification Agreement is not intended to be complete and is qualified in its entirety by reference to the Second Modification Agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
10.1	Second Modification Agreement by and between Stratus Properties Inc., certain of its subsidiaries and Comerica Bank, effective as of June 12, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By:/s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer)

Date: June 15, 2020